Rule 497(e)

Registration Nos. 333-168727 and 811-22452

FIRST TRUST AQA® EQUITY FUND

(the “Fund”)

SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2019

DATED MARCH 13, 2019

THIS SUPPLEMENT SUPERSEDES THE SUPPLEMENT FILED ON MARCH 1, 2019

Baird Financial Corporation, the parent of Robert W. Baird & Co. Incorporated, has announced an agreement to purchase all of the outstanding units of HL Financial Services, LLC, the parent of J.J.B. Hilliard, W.L. Lyons, LLC (“Hilliard Lyons”), the Fund’s investment sub-advisor responsible for portfolio management of the Fund (the “Transaction”). Assuming certain regulatory approvals are obtained, the Transaction is scheduled to be completed in April of 2019.

If completed, the Transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the investment sub-advisory agreement among the Fund, Hilliard Lyons and First Trust Advisors L.P., the Fund’s investment advisor (“FTA”) (the “Sub-Advisory Agreement”), which will result in the automatic termination of the Sub-Advisory Agreement.

In response to the proposed Transaction, on March 11, 2019, the Board of Trustees of the Trust (the “Board”) voted to approve an interim investment sub-advisory agreement among the Fund, Hilliard Lyons and FTA (the “Interim Agreement”) to take effect upon completion of the Transaction. The Interim Agreement will continue for a term of not more than 150 days, unless terminated earlier by the Board. Hilliard Lyons has expressed that it will not continue as the Fund’s subadvisor beyond the 150-day term of the Interim Agreement. As a result, the Board is considering what actions to take in the best interests of the Fund and its shareholders, including potentially terminating and liquidating the Fund. Should the Board make a determination to terminate and liquidate the Fund, shareholders will be provided with prompt notice.

 PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE